Exhibit 10.4

WAIVER AGREEMENT

This WAIVER AGREEMENT (the “Waiver Agreement”), dated as of April 5, 2021, is entered into by and among Rotor Sponsor LLC, a Delaware limited liability company (“Sponsor”), Rotor Acquisition Corp., a Delaware corporation (“Acquiror”), and certain holders of Class B Common Stock in Acquiror listed in the signature page hereto (“Class B Stockholders”). Capitalized terms used but not defined herein shall have such meanings ascribed to them in the Merger Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Waiver Agreement, Acquiror, Sarcos Corp., a Utah corporation, and Rotor Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Acquiror, will enter into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”); and

WHEREAS, Sponsor and the Class B Stockholders have agreed to waive certain of their anti-dilution and conversion rights and to forfeit a certain number of Rotor Class B shares and Rotor Warrants.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Waiver. Immediately prior to, and conditioned upon, the Effective Time, each of Sponsor and the Class B Stockholders shall, automatically and without any further action by itself or Acquiror, irrevocably waive their respective rights under the anti-dilution and conversion provisions of Section B.(2) of the Amended and Restated Certificate of Incorporation of Acquiror, dated as of January 14, 2021 (the “Acquiror Charter”), with respect to each of its Class B Common Stock (as defined in the Acquiror Charter) held as of the date hereof.

2.	Forfeiture. Pursuant to Section 2 of those certain subscription agreements by and among the Acquiror, Sponsor and each of the Class B Stockholders, dated as of January 14, 2021, the Sponsor hereby decides to, and as a result, each of Sponsor and the Class B Stockholders shall, automatically and without any further action by itself or any other person, irrevocably forfeit the number of Rotor Class B Shares and Rotor Warrants set forth opposite such Class B Stockholder’s name under the column labeled “Rotor Class B Shares” and “Rotor Warrants”, respectively, on Schedule I hereto, which number represents such Class B Stockholder’s respective pro rata portion, based on the relative number of Rotor Class B Shares and Rotor Warrants held by each of the Sponsor and the other Class B Stockholders on the date hereof, of the total number of Rotor Class B Shares and Rotor Warrants being forfeited hereunder.

3.	Sponsor and the Class B Stockholders Representations and Warranties. Each of Sponsor and the Class B Stockholders hereby represents and warrants as of the date hereof as follows:

(a)	Upon execution of this Waiver Agreement, the waiver provided for in Paragraph 1 herein shall constitute a written consent of the holders of a majority of the Class B Stockholders, duly authorized and executed in accordance with Section B.(2)(ii) of the Acquiror Charter.

(b)	Each of Sponsor and the Class B Stockholders understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon Sponsor and the Class B Stockholders’ execution and delivery of this Waiver Agreement.

4.	Successors and Assigns. The parties acknowledge and agree that the terms of this Waiver Agreement are binding on and shall inure to the benefit of their respective beneficiaries, heirs, legatees and other statutorily designated representatives. Any attempted transfer or assignment in violation of the terms of this Paragraph 4 shall be null and void, ab initio, provided that Sponsor or the Class B Stockholders may transfer or assign any of its rights hereunder to any single person or entity who is an Affiliate of the applicable Class B Stockholders.

5.	Termination. This Waiver Agreement shall terminate, and have no further force and effect, upon the termination of the Merger Agreement in accordance with its terms prior to the Closing. This Waiver Agreement may be executed in counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

6.	Specific Performance. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Waiver Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Waiver Agreement and to enforce specifically the terms and provisions of this Waiver Agreement in the chancery court or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.

7.	Amendment. This Waiver Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Acquiror, the Class B Stockholders and Sponsor.

8.	Severability. If any provision of this Waiver Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Waiver Agreement will remain in full force and effect. Any provision of this Waiver Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

9.	Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Waiver Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Waiver Agreement shall be brought and enforced in the courts of the State of Delaware or the federal courts located in the State of Delaware, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

10.	Waiver of Jury Trial. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF A PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 10.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement as of the date first written above.

SPONSOR:

ROTOR SPONSOR LLC

Name:
Title:

[Signature Page to Waiver Agreement]

ACQUIROR:

ROTOR ACQUISITION CORP.

Name:
Title:

[Signature Page to Waiver Agreement]

CLASS B STOCKHOLDERS:

RIVERVIEW GROUP LLC

Name:
Title:

[Signature Page to Waiver Agreement]

CLASS B STOCKHOLDERS:

[BLACKROCK CLASS B STOCKHOLDERS]

Name:
Title:

[Signature Page to Waiver Agreement]

SCHEDULE I

Class B Stockholders	Rotor Class B Shares	Rotor Warrants
Rotor Sponsor LLC	437,448	460,470
[BlackRock Class B Stockholders]	28,296	30,031
Riverview Group LLC	28,296	30,031
Total	494,040	520,532